                                               Exhibit 10.2

                                                                                                        EXECUTION COPY

                                    AMENDED AND RESTATED PLEDGE AGREEMENT dated as of December 5, 2003
                           (as further amended, supplemented or otherwise modified from time to time, the
                           “Pledge Agreement”), among ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the “Borrower”), ADVANCE AUTO PARTS, INC., a Delaware corporation
                           (“Holdings”), each subsidiary of the Borrower listed on Schedule I hereto
                           (each such Subsidiary individually a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; the Borrower, Holdings and the Subsidiary Pledgors
                           are referred to collectively herein as the “Pledgors”) and JPMORGAN CHASE
                           BANK, a New York banking corporation (“JPMCB”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the
                           Credit Agreement referred to below).

                  Reference is made to (a) the Amended and Restated Credit Agreement dated as of
December 5, 2003 (as further amended, supplemented or otherwise modified from time to time, the “Credit
Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”)
and JPMCB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders,
Collateral Agent and as issuing bank (in such capacity, the “Issuing Bank”), (b) the Guarantee Agreement dated as of November 28, 2001 (as amended, supplemented or otherwise modified from time to time, the
“Guarantee Agreement”), among the Subsidiary Pledgors, Holdings and the Collateral Agent, and (c) the
Pledge Agreement dated as of November 28, 2001 (the “Existing Pledge Agreement”), among the parties hereto as in effect the date hereof.

                  The parties desire to amend and restate the Existing Pledge Agreement to provide for the DVA Obligations to be secured by the Collateral pari passu with the other Obligations.  Accordingly, the parties hereto agree by execution and delivery of this Agreement that the Existing Pledge Agreement will be deemed to be amended and restated as provided herein.

                  The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.  Holdings and the Subsidiary Pledgors have agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement.  DVA
Creditors may from time to time agree to purchase Designated Vendor Accounts.  The obligations of the
Lenders to make Loans and of the Issuing Bank to issue Letters of Credit, and the agreement from time to time of DVA Creditors to purchase Designated Vendor Accounts, are conditioned upon, among other things, the execution and delivery by the Pledgors of a Pledge Agreement in the form hereof to secure (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements made by the Issuing Bank with respect thereto, interest thereon and obligations to provide, under certain circumstances, cash collateral in connection therewith, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to JPMCB, any
Affiliate thereof, the Administrative Agent or the Collateral Agent arising from or in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds, (d) unless otherwise agreed to in writing by the applicable Lender party thereto, the due and punctual payment and performance of all monetary obligations of the Borrower under each Hedging
Agreement entered into with any counterparty that was a Lender (or an Affiliate of a Lender) at the time such Hedging Agreement was entered into and (e) the due and punctual payment of all DVA Obligations
(including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due (all the monetary obligations described in the preceding clauses (a) through (e) being referred to collectively as the “Obligations”).  Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Credit Agreement.

                  Accordingly, the Pledgors and the Collateral Agent, on behalf of itself and each
Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                  SECTION 1.        Pledge.  As security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby transfers, grants, hypothecates and pledges, unto the Collateral
Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of the Pledgor’s right, title and interest in, to and under (a) the shares of capital stock owned by it and listed on
Schedule II hereto and any shares of capital stock of the Borrower or any Subsidiary of Holdings obtained in the future by the Pledgor and the certificates representing all such shares (the “Pledged
Stock”); provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding shares of stock of any Foreign Subsidiary or (ii) to the extent that applicable law requires that a Subsidiary of the Pledgor issue directors’ qualifying shares, such qualifying shares; (b)(i) the debt securities listed opposite the name of the Pledgor on Schedule II hereto, (ii) any debt securities
(other than promissory notes received in connection with loans permitted under Section 6.04(g) of the
Credit Agreement) in the future held by or issued to the Pledgor and (iii) the promissory notes and any other instruments evidencing such debt securities (the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof;
(d) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above; (e) subject to
Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Collateral”).
Upon delivery to the Collateral Agent, (a) any stock certificates, notes or other securities now or hereafter included in the Collateral (the “Pledged Securities”) shall be accompanied by stock or note powers, as applicable, duly executed in blank or other instruments of transfer satisfactory to the
Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request.  Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities then being pledged hereunder, which schedule shall be attached hereto as a supplement to Schedule II and made a part hereof. Each schedule so delivered shall supplement any prior schedules so delivered.

                  SECTION 2.        Delivery of the Collateral.  (a)  Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

                  (b)      Each Pledgor will cause any Indebtedness for borrowed money owed to the Pledgor by any Loan
Party or any Subsidiary thereof to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms thereof.

                  SECTION 3.        Representations, Warranties and Covenants.  Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

                  (a)      the Pledged Stock represents that percentage as set forth on Schedule II of the issued and outstanding shares of each class of the capital stock of the issuer with respect thereto;

                  (b)      except for the security interest granted hereunder, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in, or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to
         Section 5, will cause any and all Pledged Securities, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

                  (c)      the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all Persons whomsoever;

                  (d)      no consent of any other Person (including stockholders or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

                  (e)      by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged
         Securities are delivered to the Collateral Agent in accordance with this Agreement, the
         Collateral Agent will obtain a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

                  (f)      upon delivery of the Pledged Securities to the Collateral Agent, the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the
         Collateral Agent in the Collateral as set forth herein;

                  (g)      all of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

                  (h)      all information set forth herein relating to the Pledged Stock is accurate and complete in all material respects as of the date hereof; and

                  (i)      the pledge of the Pledged Stock pursuant to this Agreement does not violate Regulation T, U or
         X of the Federal Reserve Board or any successor thereto as of the date hereof.

                  SECTION 4.        Registration in Nominee Name; Denominations.  The Collateral Agent, on behalf of the
Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged
Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent.  Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor.  The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                  SECTION 5.        Voting Rights; Dividends and Interest, etc.  (a)  Unless and until an Event of Default shall have occurred and be continuing:

                  (i)      Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents;
         provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof would reasonably be expected to materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured
         Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

                  (ii)     The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such
         Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i)
         above and to receive the cash dividends it is entitled to receive pursuant to subparagraph
         (iii) below.

                  (iii)    Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid in cash on the Pledged Securities to the extent and only to the extent that such cash dividends, interest, principal and other distributions are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws.  All dividends, interest, principal and other distributions made on or in respect of the Pledged Securities other than in cash (or that are paid in cash but are not permitted by the Credit Agreement, the other Loan Documents or applicable law), whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for
         Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

                  (b)      Upon the occurrence and during the continuance of an Event of Default, all rights of any
Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions.  All dividends, interest, principal or other distributions received by the  Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7.  After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest, principal or other distributions (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

                  (c)      Upon the occurrence and during the continuance of an Event of Default, all rights of any
Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii)
of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral
Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the
Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights.  After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

                  SECTION 6.        Remedies upon Default.  Upon the occurrence and during the continuance of an Event of
Default, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the
Collateral, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.
The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Collateral Agent shall give a Pledgor 10 days’ prior written notice (which each
Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial
Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral
Agent’s intention to make any sale of such Pledgor’s Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale.  At any such sale, the
Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine.  The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the
Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the
Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor.  For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral
Agent shall be free to carry out such sale pursuant to such agreement and (c) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform
Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

                  SECTION 7.        Application of Proceeds of Sale.  The Collateral Agent shall apply the proceeds of any collection or sale of Collateral as well as any Collateral consisting of cash:

                  FIRST, to the payment of all costs and expenses incurred by the Administrative
         Agent or the Collateral Agent (in its capacity as such hereunder or under any other
         Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other
         Loan Document on behalf of any Pledgor and any other costs or expenses incurred by the
         Collateral Agent or the Administrative Agent in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

                  The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of the
Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.  For purposes of making any payment hereunder in respect of any DVA Obligations, the Collateral Agent may rely upon any statement or certificate presented to it by any Grantor or DVA
Creditor (or any agent for such DVA Creditor) with respect to the amount of such DVA Obligation, and any distribution by the Collateral Agent of funds to any agent for any of the DVA Creditors shall be sufficient to discharge the obligations of the Collateral Agent in respect of such DVA Obligations, and the Collateral Agent shall not be required to see to the application of such funds by such agent.

                  SECTION 8.        Reimbursement of Collateral Agent.  (a)  Each Pledgor agrees to pay upon demand to the
Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

                  (b)      Without limitation of its indemnification obligations under the other Loan Documents, each
Pledgor agrees to indemnify the Collateral Agent and the Indemnitees (as defined in Section 9.03 of the
Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Restatement Transactions and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c)      Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents.  The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.  All amounts due under this Section 8 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.13 of the
Credit Agreement.

                  SECTION 9.        Collateral Agent Appointed Attorney-in-Fact.  Each Pledgor hereby appoints the
Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  The Collateral Agent and the other Secured
Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

                  SECTION 10.       Waivers; Amendment. (a)  No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other
Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

                  (b)      Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement or any Intercreditor Agreement.

                  SECTION 11.       Securities Act, etc.  In view of the position of the Pledgors in relation to the
Pledged Securities, or because of other current or future circumstances, a question may arise under the
Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Securities permitted hereunder.  Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect.  Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged
Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged
Securities for their own account, for investment, and not with a view to the distribution or resale thereof.  Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the
Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale.  Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions.  In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the
Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached.  The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

                  SECTION 12.       Registration, etc.  Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Collateral Agent desires to sell any of the Pledged Securities at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged
Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Securities.  Each Pledgor further agrees to indemnify, defend and hold harmless the
Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling Persons from and against all loss, liability, expenses, costs of counsel
(including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other
Secured Party expressly for use therein.  Each Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such
Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations.  Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 12.  Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this
Section 12 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 12 may be specifically enforced.

                  SECTION 13.       Security Interest Absolute.  All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit
Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

                  SECTION 14.       Termination or Release.  (a)  This Agreement and the security interests granted hereunder shall terminate when all the Obligations (other than  the DVA Obligations and other than inchoate indemnification and reimbursement obligations) have been indefeasibly paid in full, Lenders have no further commitment to lend, the LC Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement, at which time the Collateral
Agent shall execute and deliver to the Pledgors, at the Pledgors’ expense, all Uniform Commercial Code termination statements and similar documents which the Pledgors shall reasonably request to evidence such termination.  Any execution and delivery of termination statements or documents pursuant to this
Section 14 shall be without recourse to or warranty by the Collateral Agent.

                  (b)      A Pledgor which is a Subsidiary shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Pledgor shall be automatically released in the event that all the capital stock of such Pledgor shall be sold, transferred or otherwise disposed of to a
Person that is not an Affiliate of the Borrower in accordance with the terms of the Credit Agreement;
provided that if the Credit Agreement so requires, the Lenders shall have consented pursuant to
Section 9.02 of the Credit Agreement to such sale, transfer or other disposition and the terms of such consent did not provide otherwise.

                  (c)      Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the
Credit Agreement to any Person that is not a Pledgor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02(b) of the Credit Agreement, the security interest in such Collateral shall be automatically released.

                  SECTION 15.       Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement.  All communications and notices hereunder to any
Subsidiary Pledgor shall be given to it at the address for notices set forth on Schedule I.

                  SECTION 16.       Further Assurances.  Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the
Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

                  SECTION 17.       Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns.  This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral
Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the
Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the
Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this
Agreement or the other Loan Documents.  If all of the capital stock of a Pledgor is sold, transferred or otherwise disposed of to a Person that is not an Affiliate of the Borrower or Holdings pursuant to a transaction permitted by Section 6.05 of the Credit Agreement, such Pledgor shall be released from its obligations under this Agreement without further action.  This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

                  SECTION 18.       Survival of Agreement; Severability.  (a)  All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing
Bank, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the
LC Exposure does not equal zero and as long as the Commitments have not been terminated.

                  (b)      In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 19.       Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 20.       Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 17.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 21.       Rules of Interpretation.  The rules of interpretation specified in Section 1.03 of the
Credit Agreement shall be applicable to this Agreement.  Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in, interpreting this Agreement.

                  SECTION 22.       Jurisdiction; Consent to Service of Process. (a)  Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York
State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

                  (b)      Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c)      Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15.  Nothing in this Agreement will affect the right of any party to this
Agreement to serve process in any other manner permitted by law.

                  SECTION 23.       Waiver Of Jury Trial; Appointment of Receiver.  EACH PARTY HERETO HEREBY WAIVES, TO
THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF
ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH
PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED,
EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE
FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER
INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 24.       Additional Pledgors.  Pursuant to Section 5.12 of the Credit Agreement, each
Subsidiary of Holdings that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter in this Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such
Subsidiary owns or possesses property of a type that would be considered Collateral hereunder.  Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Pledgor herein.  The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Agreement.

                  SECTION 25.       Execution of Financing Statements.  Pursuant to Section 9-402 of the Uniform
Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions, each
Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the
Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral
Agent under this Agreement.  A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  SECTION 26.       Intercreditor Agreement.  The rights hereunder with respect to the DVA Creditors and the DVA Obligations are subject to the applicable Intercreditor Agreements.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                                     ADVANCE STORES COMPANY, INCORPORATED,

                                                         by
                                                                /s/ Jeffrey T. Gray
                                                        ---------------------------
                                                            Name: Jeffrey T. Gray
                                                            Title: SVP-CFO, Assistant Secretary

                                                     ADVANCE AUTO PARTS, INC.,

                                                         by
                                                                /s/ Jeffrey T. Gray
                                                        ---------------------------
                                                            Name: Jeffrey T. Gray
                                                            Title: SVP-CFO, Assitant Secretary

                                                     EACH SUBSIDIARY PLEDGOR LISTED ON SCHEDULE I HERETO,

                                                         by
                                                                /s/ Jeffrey T. Gray
                                                        ---------------------------
                                                            Name: Jeffrey T. Gray
                                                            Title: SVP-CFO, Assitant Secretary

                                                     JPMORGAN CHASE BANK, as Collateral Agent,

                                                         by
                                                                /s/ Neil R. Boylan
                                                        --------------------------
                                                            Name: Neil R. Boylan
                                                            Title: Managing Director

                                                                                       Schedule I to the
                                                                                        Pledge Agreement
                                           Subsidiary Pledgors

Name                                                            Address

                                                                                        Schedule II to the
                                                                                          Pledge Agreement
                                              Capital Stock
                                              -------------

                                                                           Number and
                              Number of              Registered             Class of          Percentage
         Issuer              Certificate               Owner                 Shares           of Shares
         ------              -----------             ----------           -----------         ----------

                                             Debt Securities
                                             ---------------

          Issuer                 Principal Amount            Date of Note               Maturity Date
          ------                 ----------------            ------------               -------------

                                                                                                         4
                                                                                            Annex 1 to the
                                                                                          Pledge Agreement
                                    SUPPLEMENT NO. [   ] dated as of [         ], to the AMENDED AND
                           RESTATED PLEDGE AGREEMENT dated as of December 5, 2003 (as further amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), among ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the
                           “Borrower”), ADVANCE AUTO PARTS, INC., a Delaware corporation (“Holdings”), and each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Pledgor” and, collectively, the
                           “Subsidiary Pledgors”; the Borrower, Holdings and Subsidiary Pledgors are
                           referred to collectively herein as the “Pledgors”) and JPMORGAN CHASE BANK, a
                           New York banking corporation (“JPMCB”), as collateral agent, (in such capacity, the “Collateral Agent”), for the Secured Parties (as defined in the
                           Credit Agreement referred to below).

                  A.       Reference is made to (a) the Amended and Restated Credit Agreement dated as of December 5, 2003
(as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”) and JPMCB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, Collateral Agent
and as issuing bank (in such capacity, the “Issuing Bank”) and (b) the Guarantee Agreement dated as of
November 28, 2001 (as amended, supplemented or otherwise modified from time to time, the “Guarantee
Agreement”), among the Subsidiary Pledgors, Holdings and the Collateral Agent.

                  B.       Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  C.       The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make
Loans, the Issuing Bank to issue Letters of Credit and DVA Creditors to purchase Designated Vendor
Accounts.  Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary of Holdings that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Pledge
Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral under the Pledge Agreement.  Section 24 of the
Pledge Agreement provides that such Subsidiaries may become Subsidiary Pledgors under the Pledge
Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned
Subsidiary (the “New Pledgor”) is executing this Supplement in accordance with the requirements of the
Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the
Lenders to make additional Loans, the Issuing Bank to issue additional Letters of Credit and DVA
Creditors to purchase additional Designated Vendor Accounts, and as consideration for Loans previously made, Letters of Credit previously issued and Designated Vendor Accounts previously purchased.

                  Accordingly, the Collateral Agent and the New Pledgor agree as follows:

                  SECTION 1.        In accordance with Section 24 of the Pledge Agreement, the New Pledgor by its
signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor, and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured
Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor’s right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New
Pledgor.  Each reference to a “Subsidiary Pledgor” or a “Pledgor” in the Pledge Agreement shall be deemed to include the New Pledgor.  The Pledge Agreement is hereby incorporated herein by reference.

                  SECTION 2.        The New Pledgor represents and warrants to the Collateral Agent and the Secured
Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3.        This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent.  Delivery of
an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  SECTION 4.        The New Pledgor hereby represents and warrants to the Collateral Agent and the Secured
Parties that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged
Securities.

                  SECTION 5.        Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

                  SECTION 6.        THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.

                  SECTION 7.        In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge
Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 8.        All communications and notices hereunder shall be in writing and given as provided in
Section 15 of the Pledge Agreement.  All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature hereto.

                  SECTION 9.        The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

                  IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this
Supplement to the Pledge Agreement as of the day and year first above written.

                                                     [Name of New Pledgor],

                                                         by
                                                                /s/ Jeffrey T. Gray
                                                        ---------------------------
                                                            Name: Jeffrey T. Gray
                                                            Title: SVP-CFO, Assistant Secretary
                                                            Address:

                                                     JPMORGAN CHASE BANK, as Collateral Agent,

                                                         by
                                                                /s/ Neil R. Boylan
                                                        --------------------------
                                                            Name: Neil R. Boylan
                                                            Title: Managing Director

                                                                                             Schedule I to
                                                                                      Supplement No. [   ]
                                                                                   to the Pledge Agreement

                                  Pledged Securities of the New Pledgor

                                              Capital Stock
                                              -------------

                                                         Number and
                      Number of          Registered       Class of       Percentage
Issuer               Certificate            Owner          Shares         of Shares
------               -----------        -----------      ----------     -----------

                                             Debt Securities
                                             ---------------

                      Principal
Issuer                  Amount                  Date of Note       Maturity Date
------                ---------                 ------------       -------------